Filed pursuant to Rule 497(e)
Registration Nos. 333-165633 and 811-22397

IronBridge SMID Cap Fund (IBSMX)
Ironbridge Small Cap Fund (IBSCX)
Ironbridge Large Cap Fund (IBLCX)

Each a series of IronBridge Funds, Inc. (the “Company”)

May 25, 2017

Supplement to the Prospectus and Statement of Additional Information (“SAI”) each dated November 1, 2016, as supplemented

On May 25, 2017, the Board of the Company agreed to terminate the current investment agreement with IronBridge Capital Management, L.P. (“IBCM”) effective on the later of June 24, 2017, or the date IBCM ceases business operations.  Most of the key employees of IBCM, including principal Fund officers and portfolio managers, are expected to become employees of RMB Capital Management, LLC (“RMB”) on the termination date.  The Board also approved an interim investment advisory agreement with RMB, containing substantially the same terms as the current agreement and lasting for no more than 150 days, effective on the termination date.

*   *   *   *   *

Please retain this Supplement with your Prospectus and SAI for future reference.